UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CLAYTON STREET TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

March 2, 2026

Dear Shareholder:

On December 21, 2025, Janus Henderson Group plc (“Janus Henderson”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”). Janus Henderson is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”). The Closing of the Transaction will cause a change of control of Janus Henderson and, consequently, an “assignment” of the current advisory agreement between Janus Henderson Investors and your fund, which will cause such agreement to terminate.

You are the owner of one or more variable life insurance contracts or variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company (“Protective Life”) and its affiliates that owns one or more series of Clayton Street Trust (each a “Portfolio”).

In order to provide continuity of advisory services for your Portfolio after the closing of the Transaction, the Board of Trustees for your Portfolio is requesting that you vote on a proposal to approve a new investment advisory agreement between Janus Henderson Investors and your Portfolio to permit Janus Henderson Investors to continue to serve as investment adviser to the Portfolio following the Transaction (the “Proposal”).

The Proposal will be presented to shareholders at a joint Special Meeting of Shareholders to be held on Monday, May 18, 2026. The Special Meeting of Shareholders will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Special Meeting of Shareholders online, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026. The Proposal is briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the Proposal, which you should read carefully.

The Board of Trustees recommends that shareholders vote “FOR” the Proposal applicable to their portfolio.

Please read the enclosed Proxy Statement carefully and submit your voting instructions to Protective Life. If you have any questions about the Proposal, please call the proxy solicitor, Alliance Advisors, LLC, toll-free at 1-855-206-2347.

Thank you for your consideration of the Proposal. We value your investment and look forward to our continued relationship.

Sincerely,

Nicholas Cherney

President and Chief Executive Officer of

Clayton Street Trust

CLAYTON STREET TRUST

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Clayton Street Trust (the “Trust”) and the Janus Henderson portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of the Trust, has been called to be held on Monday, May 18, 2026 at 9:00 am Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026. At the Meeting, shareholders of the Trust and each Portfolio will be asked to vote on the proposal set forth below (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting.

Proposal. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of your Portfolio, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Shareholders of record of the Trust and each Portfolio, as of the close of business on Thursday, February 12, 2026 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the Proposal applicable to their Portfolio. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Each Portfolio is available in connection with investment in and payments under variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company and its affiliates (“Protective Life”). Individual contract owners are not the “shareholders” of a Portfolio. Rather, Protective Life and its separate accounts are the shareholders. Protective Life may offer to contract owners at the close of business on the Record Date the opportunity to instruct it how to vote shares on the Proposal presented at the Meeting including any adjournments or postponements of the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s) or voting instruction card(s), or complete, sign and date the enclosed proxy card(s) or voting instruction card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting virtually and vote your shares online at that time, you will still be able to do so.

Please see the “Important Information About the Meeting” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Meeting, including the ability of shareholders to submit questions during the Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Meeting. You will not be able to attend the Meeting in person.

By Order of the Board of Trustees,

Nicholas Cherney

President and Chief Executive Officer of

Clayton Street Trust

March 2, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, MAY 18, 2026:

The enclosed Proxy Statement is available free of charge at https://web.viewproxy.com/janushendersoncstdst/2026.

Each Portfolio’s most recent annual report and any more recent semiannual report are available free of charge at janushenderson.com/clayton-street-trust.

INSTRUCTIONS FOR SIGNING PROXY CARDS OR VOTING INSTRUCTION CARDS

The following general rules for signing proxy cards or voting instruction cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) or voting instruction card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card or voting instruction card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus Henderson portfolios listed in the enclosed joint proxy statement (the “Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). The Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:

On December 21, 2025, Janus Henderson Group plc (“Janus Henderson”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”). Janus Henderson is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”). Shareholders of the Janus Henderson portfolios listed in the enclosed Proxy Statement (each a “Portfolio” and, collectively, the “Portfolios”) are not being asked to vote on the Transaction. Rather, shareholders of each Portfolio are being asked to vote on a proposal to approve a new investment advisory agreement (the “Proposal”) that is being presented to them as a result of the Transaction.

The Closing of the Transaction will cause a change in the control of Janus Henderson and, consequently, an “assignment” of each Portfolio’s current investment advisory agreement with Janus Henderson Investors. Under the terms of each Portfolio’s current investment advisory agreement, this assignment will cause such agreement to terminate. Janus Henderson Investors recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Clayton Street Trust (the “Trust”) has approved and recommends that you approve, a new investment advisory agreement between your Portfolio and Janus Henderson Investors. The new investment advisory agreement will have substantially identical terms as the current advisory agreement of such Portfolio.

The Proposal is discussed further below.

Q:	How will investments in my Portfolio be affected by the Transaction?

A:

Your Portfolio investment will not change as a result of the Transaction. You will still own the same Portfolio shares and the underlying value of those shares are not expected to change as a result of the Transaction. The same personnel of the Adviser will continue to manage your Portfolio according to the same objectives and policies as before, and the Adviser does not anticipate any significant changes to your Portfolio’s operations.

Q:	Why am I being asked to approve a new investment advisory agreement between my Portfolio and Janus Henderson Investors?

A:

Janus Henderson Investors currently serves as your Portfolio’s investment adviser. The Closing of the Transaction will cause a change of control of the Adviser’s parent, which is considered an “assignment” of the current investment advisory agreement with your Portfolio. The terms of the current investment advisory agreement state that an assignment of such agreement causes the agreement to automatically terminate. Therefore, you are being asked to approve a new investment advisory agreement between the Adviser and your Portfolio to permit the Adviser to continue to serve as investment adviser to the Portfolio following the Closing of the Transaction.

Q:	Will the Transaction result in any important differences between the new investment advisory agreement compared to the current investment advisory agreement for my Portfolio?

A:

No. The terms of your Portfolio’s new investment advisory agreement with the Adviser are substantially identical to the current investment advisory agreement. There will be no change in the contractual advisory fee rate your Portfolio pays or the investment advisory services it receives as a result of the Transaction.

Q:	Why is approval of a new advisory agreement being recommended?

A:

The Board approved, and determined to recommend that shareholders vote FOR approval of, the new investment advisory agreement for each Portfolio based on the Board’s review of substantial information regarding the following matters: the management, financial position and business of Trian and General Catalyst; the history of Trian and General Catalysts’ businesses and operations; the proposed structure, operations and investment processes of the investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus Henderson with respect to the Portfolios and any proposed changes to the operations or structure of the Portfolios; the future plans of Janus Henderson with respect to the provision of services to the Portfolios, and the entities providing such services, including those affiliated with Janus Henderson; the terms of the Transaction; and the anticipated management of Janus Henderson following the Closing.

The Board reviewed and considered various factors it deemed relevant, including the following assurances from Janus Henderson, among others, none of which by itself was considered dispositive:

•

Janus Henderson is committed to the continuance, without interruption, of services to the Portfolios of at least the type and quality currently provided by the Adviser and its affiliates, or superior thereto.

•

The Transaction is not expected to affect negatively the nature, extent, or quality of the investment advisory services provided by the Adviser to the Portfolios following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the current advisory agreements.

•

The Portfolios’ current operations were expected to remain largely unchanged; Janus Henderson does not intend to make changes to the portfolio managers providing services to the Portfolios; and the Adviser intends to take the necessary and appropriate steps to retain its key investment advisory personnel, and its key compliance, financial, fund accounting, and administrative personnel supporting the management and oversight of the Portfolios.

See “Approval of New Investment Advisory Agreement – Board Considerations” for additional information.

Q:	What will happen if shareholders of my Portfolio do not approve the new investment advisory agreement before the Closing of the Transaction?

A:

Pending shareholder approval of the proposed new investment advisory agreement, Janus Henderson Investors will continue to manage your Portfolio under an interim investment advisory agreement, which allows Janus Henderson Investors to manage your Portfolio for up to 150 days after Closing. During this interim period, advisory fees would be placed in escrow. If shareholders approve the new investment advisory agreement during the interim period, Janus Henderson Investors will receive the entire amount in the escrow account (including interest earned). If shareholders do not approve the new investment advisory agreement during the interim period, Janus Henderson Investors will receive the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the total amount in the escrow account (plus interest earned). The Board urges you to vote without delay in order to avoid having to enter into an interim investment advisory agreement.

Voting

Q:	How does the Board of Trustees of the Trust suggest I vote with respect to the Proposal?

A:

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal. Please see the section of the Proxy Statement for a discussion of the Board’s considerations in making such recommendation.

Q:	Who is eligible to vote?

A:

Shareholders who owned shares of a Portfolio at the close of business on Thursday, February 12, 2026 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Portfolio.

Shares of each Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the Proposal presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted.

Q:	How do I vote my shares?

A:

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Alliance Advisors, LLC (“Alliance Advisors”), the proxy solicitor engaged by the Portfolios, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Proposal by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Protective Life may offer to contract owners the opportunity to instruct it how to vote shares with respect to the Proposal presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct Protective Life as to the manner in which shares attributable to their contract should be voted.

v

It is important to note that insurance companies will generally vote all shares proportionately in accordance with the instructions they have received. In addition, insurance companies generally do not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of contract owners can determine the manner in which an insurance company votes. Protective Life can provide you with additional information.

Q:	If I send my vote in now as requested, can I change it later?

A:

Yes. You may revoke your proxy vote or voting instructions at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote or voting instructions; or (iii) attending the Meeting virtually and voting online. Even if you plan to attend the Meeting, we ask that you return your proxy card or voting instruction card. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal.

Q:	What is the required vote to approve the Proposal?

A:

Approval of the Proposal with respect to each Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the Investment Company Act of 1940, as amended (such a majority referred to herein as a “1940 Act Majority”), of such Portfolio. A 1940 Act Majority means the affirmative vote of the lesser of (i) 67% of the shares of the Portfolio entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present virtually or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

Shareholders of each Portfolio will vote separately on the Proposal relating to their Portfolio. An unfavorable vote on the Proposal by the shareholders of one Portfolio will not affect the implementation of such proposal by another Portfolio if the Proposal is approved by the shareholders of that Portfolio. However, the Proposal will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson’s advisory clients, including the Portfolios, representing a specified percentage of Janus Henderson’s assets under management.

A quorum of shareholders is required to take action at the Meeting. The presence virtually or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who is paying the costs of this solicitation?

A:	Janus Henderson Investors will pay the fees and expenses related to the Proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting. The Portfolios will not bear any fees or expenses arising out of the Transaction, including fees associated with proxy solicitation.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call Alliance Advisors, the proxy solicitor engaged by the Portfolios, toll-free at 1-855-206-2347.

Q:	How is the Meeting being held?

A:

The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026.

Please see the “Important Information About the Meeting” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Meeting, including the ability of shareholders to submit questions during the Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Meeting. You will not be able to attend the Meeting in person.

Certain other Janus Henderson funds, which are series of a separate trust, are issuing separate proxy solicitation materials but will participate in the Joint Special Meeting of Shareholders. The Meeting is scheduled as a joint meeting of the Portfolios and the other Janus Henderson funds that will participate in the Meeting because the shareholders of each of the Portfolios and such other Janus Henderson funds are expected to consider and vote on similar matters. In the event that any shareholder of the Trust or the other participating trust present at the meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting with respect to the Trust or the other participating trust to a time immediately after the Meeting, so that Meeting with respect to the Trust or other participating trust may be held separately, the chairperson of the Meeting will adjourn the Meeting as so requested.

March 2, 2026

CLAYTON STREET TRUST

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (the “Proxy Statement”) for the Janus Henderson portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Clayton Street Trust (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Portfolio are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal (the “Proposal”) that has already been approved by the Board:

Proposal
1.	To approve a new investment advisory agreement between the Trust, on behalf of your Portfolio, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

The joint Special Meeting of Shareholders will be held on Monday, May 18, 2026 at 9:00 am Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. There is no physical location for the Meeting. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersoncstdst/2026. Any shareholder of record who owned shares of the Trust or a Portfolio as of the close of business on Thursday, February 12, 2026 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

Each Portfolio is available in connection with investment in and payments under variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company and its affiliates (“Protective Life”). Individual contract owners are not the “shareholders” of a Portfolio. Rather, Protective Life and its separate accounts are the shareholders. Protective Life may offer to contract owners the opportunity to instruct it how to vote shares on the Proposal presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct Protective Life as to the manner in which shares attributable to their contract should be voted. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card and/or Voting Instruction Card will first be mailed to Protective Life on or about March 5, 2026, and the Trust anticipates that Protective Life will in turn furnish this Proxy Statement to contract owners.

At the Meeting, you will be asked to vote on the Proposal with respect to each Portfolio of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Alliance Advisors, LLC (“Alliance Advisors”), toll-free at 1-855-206-2347. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about March 5, 2026.

The Portfolios provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Portfolio’s most recent annual report and any more recent semiannual report are available, without charge from your insurance company, by calling a Janus Henderson representative at 1-877-355-2687, via the Internet at janushenderson.com/clayton-street-trust, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Important Information About the Meeting

Virtual Meeting

The Meeting will be a virtual meeting, which will be conducted via live webcast.

To participate in the Meeting virtually via the Internet, please visit https://web.viewproxy.com/janushendersoncstdst/2026. You will need the control number included on your proxy card or the instructions that accompanied your proxy materials.

If you are a beneficial owner of shares held in “street name” by your bank, brokerage firm or other nominee, you should have received a voting instruction form provided by your bank, brokerage firm or other nominee rather than from us. If you do not have your control number and attend the meeting online, you will be able to listen to the meeting only – you will not be able to vote or submit questions during the meeting.

Attending the Virtual Meeting

The Meeting will be held entirely online at https://web.viewproxy.com/janushendersoncstdst/2026. A summary of the information you need to attend the Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at https://web.viewproxy.com/janushendersoncstdst/2026.

•	Please have your control number to enter the Meeting.

•	Shareholders may submit questions while attending the Meeting via the Internet. For instructions on how to do so, see below.

•	The meeting webcast will begin promptly at 9:00 am, Mountain Time on Monday, May 18, 2026.

•	We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 am, Mountain Time, and you should allow ample time for the check-in procedures.

Submitting Questions at the Virtual Meeting

During the Meeting, if you wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Meeting for consideration. Questions submitted during the Meeting will not be visible to other attendees. During the formal portion of the Meeting, all questions presented should relate directly to the Proposal under discussion, which will be answered before the voting is closed. To allow us to answer questions from as many shareholders as possible, we may limit the number of questions each shareholder may ask. Questions from multiple shareholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Meeting or are out of order or not otherwise suitable for the conduct of the Meeting as determined in the judgment of the chair of the Meeting, we may choose not to address them. If there are any matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Meeting.

Technical Assistance for the Virtual Meeting

We encourage shareholders to log into the virtual Meeting at least fifteen (15) minutes prior to the start of the Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting platform on the day of the Meeting, please contact Alliance Advisors toll-free at 1-866-612-8937. Technical support will be available starting at 8:30 am, Mountain Time on Monday, May 18, 2026 and will remain available until thirty (30) minutes after the meeting has finished.

INTRODUCTION

The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson”), a publicly traded company with principal operations in financial asset management businesses and approximately $493.2 billion in assets under management as of December 31, 2025. On December 21, 2025, Janus Henderson, Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”).

Trian, an investment firm with significant experience investing and operating in the asset management sector, currently owns 20.7% of Janus Henderson’s outstanding shares and has been a shareholder since 2020 with Board representation since 2022. General Catalyst is a global investment and transformation company with a focus on applying artificial intelligence to enhance business operations. The Trian and the General Catalyst teams have accomplished several transactions together.

As a result of the Transaction, Janus Henderson will no longer be a publicly traded company. As a private company, Janus Henderson would continue to be led by its current management team with Ali Dibadj as Chief Executive Officer, and would maintain its main presence in both London, England, and Denver, Colorado.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Agreement by the holders of common stock of Janus Henderson; (ii) regulatory approvals; and (iii) receipt of certain third party consents, including approval of new investment advisory agreements by Janus Henderson advisory clients, including the Portfolios, representing a specified percentage of Janus Henderson’s assets under management. The Agreement also contains certain termination rights for each of Janus Henderson and Trian and General Catalyst, acting through Parent.

Shareholders of the Portfolios are not being asked to vote on the Transaction. Rather, shareholders of the Portfolios are being asked to consider the Proposal in connection with the Transaction. The Proposal is contingent upon the Closing of the Transaction and, if approved, will take effect only if the Transaction closes.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

(All Portfolios)

Background

Pursuant to a separate investment advisory agreement between Janus Hendersons Investors and the Trust on behalf of each Portfolio (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Henderson Investors serves as each Portfolio’s investment adviser. Each Portfolio’s Current Advisory Agreement is dated May 30, 2017, was last approved by shareholders on March 17, 2017 and was last approved for continuance by the Board on April 17, 2025.

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The Closing of the Transaction will cause a change of control of Janus Henderson, resulting in an “assignment” of each Current Advisory Agreement and, consequently, the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and the shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Portfolio, shareholders of the Portfolio are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and the Adviser that is substantially identical to the Current Advisory Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (“New Advisory Agreement”).

At a meeting of the Board held on February 11, 2026, and for the reasons discussed below (see “Board Considerations”), the Board, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Portfolios or the Adviser and would not be an interested person of the Adviser upon the Closing of the Transaction (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Portfolio and unanimously recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreement, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix C to this Proxy Statement.

Comparison of Current Advisory Agreements and New Advisory Agreement

The terms of the New Advisory Agreement are substantially identical and have no material differences to those of the Current Advisory Agreements. There is no change in the fee rate payable by each Portfolio to the Adviser. Changes made to the New Advisory Agreement compared to the Current Advisory Agreement include the date of expiration, for example. If approved by shareholders of a Portfolio, the New Advisory Agreement for each Portfolio will have an initial term of two years and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to each Portfolio are the same under the Current Advisory Agreements and the New Advisory Agreement. Both the Current Advisory Agreements and the New Advisory Agreement provide that the Adviser shall furnish continuous advice and recommendations to each Portfolio, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which each Portfolio may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Portfolio in the Trust’s Trust Instrument, as then in effect, the Trust’s Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Portfolio as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Portfolio may reasonably require, in order to keep the Board and appropriate officers of each Portfolio fully informed as to the condition of the investment portfolio of each Portfolio. The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreement as under the Current Advisory Agreements.

Fees. Under each Current Advisory Agreement and New Advisory Agreement, the Portfolio pays to the Adviser an investment advisory fee of 0.40% of the Portfolio’s average daily net assets, which is calculated daily and paid monthly. Each Portfolio’s investment advisory fee rate under the New Advisory Agreement for such Portfolio is identical to the investment advisory fee rate under the Current Advisory Agreement. Appendix B to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Portfolio’s most recently ended fiscal year.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing/administrative fees payable pursuant to the transfer agency agreement, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.55% at least until April 30, 2027. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

The Adviser has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange-traded funds (“ETFs”) with respect to the Portfolio’s investment in such affiliated ETF, less certain asset-based operating fees and expenses. The fee waiver agreement will remain in effect at least until

April 30, 2027. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

Payment of Expenses. Under each Current Advisory Agreement and the New Advisory Agreement, the Portfolios assume and pay all expenses incidental to their organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Portfolio expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, fees of any sub-adviser engaged by the Adviser to manage a Portfolio, and other costs of complying with applicable laws regulating the sales of Portfolio shares. The Portfolios also pay the salaries and related expenses of the Portfolios’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time.

Other Services. Under each Current Advisory Agreement and the New Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of each Portfolio. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding each Portfolio’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of each Portfolio. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Portfolio as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to the Portfolios pursuant to an Administration Agreement between Janus Henderson Investors and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees – Administrator” for additional information regarding these administrative services.

Limitation on Liability. The Current Advisory Agreements and the New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties except to the extent otherwise provided by law.

Continuance. The Current Advisory Agreement for each Portfolio continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The New Advisory Agreement for each Portfolio will have an initial term of two years, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement and New Advisory Agreement for each Portfolio provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Portfolio, addressed to its principal place of business.

Interim Advisory Agreement

In the event shareholders of a Portfolio do not approve the New Advisory Agreement at the Meeting prior to the Closing of the Transaction, an interim investment advisory agreement between the Adviser and such Portfolio (the “Interim Advisory Agreement”) will take effect upon the Closing of the Transaction. At a meeting of the Board held on February 11, 2026, the Independent Trustees unanimously approved the Interim Advisory Agreement for each Portfolio in order to assure continuity of investment advisory services to the Portfolios after the Transaction. The terms of the Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the applicable Portfolio approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Portfolio approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to the Adviser. If shareholders of a Portfolio do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Portfolio, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Agreement, Trian and General Catalyst, acting through Parent, have acknowledged Janus Henderson’s reliance upon the benefits and protections provided by Section 15(f) and have agreed to use reasonable best efforts after the Closing to conduct its business to cause the requirements of Section 15(f) to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is an indirect, wholly owned subsidiary of Janus Henderson. Janus Henderson is a global active asset manager dedicated to helping clients define and achieve superior financial outcomes through differentiated insights, disciplined investments, and world-class service. As of December 31, 2025, Janus Henderson had approximately $493.2 billion in assets under management, more than 2,000 employees, and offices in 25 cities worldwide. Headquartered in London, Janus Henderson is listed on the New York Stock Exchange.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson Investors mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson Investors funds, the Janus Henderson Investors exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of December 31, 2025, the Adviser had approximately $323.2 billion in assets under management. The business address of Janus Henderson and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

The Adviser does not manage any other registered investment companies or series thereof (other than the Trust and the Portfolios) that have similar investment strategies to the Portfolios.

Certain information regarding the executive officers and directors of the Adviser and is set forth in Appendix A to this Proxy Statement.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator. Janus Henderson Investors also serves as administrator to the Portfolios pursuant to an Administration Agreement between Janus Henderson Investors and the Trust. Janus Henderson Investors is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Henderson Investors and the Trust, the Portfolios reimburse Janus Henderson Investors for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Information regarding the amounts paid by the Portfolios to Janus Henderson Investors, as administrator, during the Portfolios’ last fiscal year is set forth in Appendix B to this Proxy Statement.

Distributor. Janus Henderson Distributors US LLC (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as the distributor for the Portfolios’ shares. The Portfolios have adopted distribution and shareholder servicing plans in accordance with Rule 12b-1 under the 1940 Act. The plan authorizes the Portfolios to pay distribution and/or service fees to the Distributor intended to result in the sale and/or shareholder servicing of the shares of the Portfolios. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries and may retain amounts paid by the Portfolios. Fees paid by each Portfolio to the Distributor during the during the Portfolio’s last fiscal year is set forth in Appendix B to this Proxy Statement.

Transfer Agent. Janus Henderson Services US LLC (“Janus Henderson Services”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as each Portfolio’s transfer agent. In addition, Janus Henderson Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolios. Each Portfolio pays to Janus Henderson Services transfer agent and shareholder servicing fees and expenses and reimburses Janus Henderson Services for its out-of-pocket costs for services it provides to the Portfolios. Each Portfolio also pay shareholder services fees to third party intermediaries for shareholder and transfer agency services performed by those intermediaries for the Portfolios and their shareholders. Fees paid by each Portfolio to Janus Henderson Services during the Portfolio’s last fiscal year is set forth in Appendix B to this Proxy Statement.

Affiliated Brokerage. No Portfolio paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Portfolio or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Portfolio or the Adviser of such Portfolio.

Payments to Affiliates. During each Portfolio’s last fiscal year, no Portfolio made any material payments to the Adviser to such Portfolio or any affiliated person of the Adviser to such Portfolio for services provided to the Portfolio (other than pursuant to the Current Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Henderson Services as described herein).

Board Considerations

On December 22, 2025, Janus Henderson announced that it had entered into a definitive Agreement with Jupiter Company Limited, an entity formed by funds associated with Trian and General Catalyst, under which Janus Henderson will be acquired by Jupiter Company Limited in an all-cash transaction. The Board was advised that, subject to certain conditions, the Transaction is expected to close in mid-2026.

As part of its due diligence, the Board met with the management of Janus Henderson at a meeting of the Board on January 22, 2026, to discuss, among other matters, the impact of the Transaction on the nature, extent and quality of services the Adviser is expected to provide to the Portfolios following the Transaction, the personnel expected to provide such services, and the resources available to do so. In addition, the Board developed and submitted to the Adviser a list of questions related to the proposed Transaction. At a special Board meeting held on February 5, 2026, the Board discussed and considered the Adviser’s responses to the Board’s information request and additional information furnished by the Adviser. After its February 5, 2026 meeting, the Board developed a supplemental request for additional information for the Adviser relating to the Transaction. At a subsequent Board meeting held on February 11, 2026, the Board considered the Adviser’s response to the supplemental information request and again met with various officers of the Portfolios and of the Adviser to further discuss the impact of the Transaction on the nature, extent and quality of services the Adviser is expected to provide to the Portfolios following the Transaction. At that meeting, management representatives also addressed the follow-up questions from the Trustees following their meetings on January 22, 2026 and February 5, 2026. Also at that special Board meeting, the Board considered the proposed New Advisory Agreement for the Portfolios. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Independent Trustees had the assistance of their independent legal counsel, who advised them on, among other things, the Board’s duties and obligations, and had the opportunity to review and discuss all information with their independent legal counsel outside the presence of management.

In connection with the Board’s review, the Adviser provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Trian and General Catalyst; the history of Trian and General Catalysts’ businesses and operations; the proposed structure, operations and investment processes of the investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus Henderson with respect to the Portfolios and any proposed changes to the operations or structure of the Portfolios; and the future plans of Janus Henderson with respect to the provision of services to the Portfolios, and the entities providing such services, including those affiliated with Janus Henderson. The Board also received information regarding the terms of the Transaction, and the anticipated management of Janus Henderson following the Closing.

In connection with the Board’s approval of the New Advisory Agreement, the Board also considered at its February 5, 2026 and February 11, 2026 meetings information received in connection with the annual process to determine whether to continue the Current Advisory Agreements. The Board noted that in this process, it had received and reviewed information provided by Janus Henderson in response to requests of the Board and its independent legal counsel. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by the Adviser; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Portfolios and peer groups; the Adviser’s profitability from managing the Portfolios; fall-out benefits to the Adviser from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Adviser.

In determining whether to approve the New Advisory Agreement for each Portfolio in connection with the Transaction, and whether to recommend approval to shareholders of each Portfolio, the Board received information and made inquiries into all matters as it deemed appropriate and evaluated all information available to them. In their deliberations, the Board of Trustees did not identify any particular information that was controlling or dispositive, and each Trustee may have attributed different weights to the various differing factors. A summary of such factors is set forth below.

The nature, extent, and quality of services proposed to be provided by the Adviser. In deciding to approve the New Advisory Agreement, the Board considered that the same portfolio managers who currently manage the Portfolios were expected to remain the portfolio managers of the Portfolios after the Transaction, and that such portfolio managers were expected to continue to manage the Portfolios in the identical fashion going forward. The Board also considered the Adviser’s plans for the operation of the Portfolios, including its plans for the continued provision of all services currently provided to the Portfolios by the Adviser and its affiliates, including, among others, investment advisory services, portfolio trading services, and Portfolio administrative and accounting services, and the personnel and resources proposed to support the provision of such services after the Transaction. The Board considered the Adviser’s assertion that such services were not expected to change following the Transaction.

In reviewing the other various matters listed above, the Board concluded that the Adviser is a recognized firm capable of competently managing the Portfolios; that the nature, extent, and quality of services that the Adviser proposed to provide to the Portfolios following the completion of the Transaction are expected to be at a level at least equal to the services that it currently provides; that the services contemplated by the New Advisory Agreement for each Portfolio are substantially identical to those provided under the corresponding Current Advisory Agreements; and that the contractual fee rate will not change.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Portfolios. The Board considered the estimated profitability to the Adviser from managing the Portfolios after the Transaction, including potential economies of scale and fall out benefits to the Adviser from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Adviser, and the potential benefits to the Adviser. The Board also noted that under the New Advisory Agreement for each Portfolio, the Adviser would charge the Portfolio the same fee as is charged under the corresponding Current Advisory Agreement. Based upon its review, the Board concluded that the fees proposed to be paid to the Adviser were reasonable.

The extent to which economies of scale would be realized as the Portfolios grow, and whether fee levels reflect these economies of scale. In addition to the economies of scale and fall out benefits considered above, the Board also noted that the fee schedules in the New Advisory Agreement for each Portfolio are identical to those in the Current Advisory Agreement for each Portfolio. Based on the foregoing, the Board of Trustees unanimously concluded that approving the New Advisory Agreement for each Portfolio was in the best interest of the Portfolios and their beneficial shareholders.

In connection with its deliberations, the Board received assurances from Janus Henderson, on behalf of itself and its affiliates including the following:

•	Janus Henderson has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement.

•

Janus Henderson is committed to the continuance, without interruption, of services to the Portfolios of at least the type and quality currently provided by the Adviser and its affiliates, or superior thereto.

•

The Transaction is not expected to affect negatively the nature, extent, or quality of the investment advisory services provided by the Adviser to the Portfolios following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements. In this regard, the Board noted specific representations that Janus Henderson does not intend for the nature, extent, or quality of investment advisory and other services to be provided to the Portfolios following the Transaction to change, and should the nature, extent, or quality of such services decline, Janus Henderson would commit the resources needed to return such services to pre-Transaction levels.

•	The Portfolios’ current operations were expected to remain largely unchanged.

•	Janus Henderson does not intend to make changes to the portfolio managers providing services to the Portfolios.

•

The intent of the Adviser to take the necessary and appropriate steps to retain its key investment advisory personnel, and its key compliance, financial, fund accounting, and administrative personnel supporting the management and oversight of the Portfolios.

•	Janus Henderson assured the Board that it intended to comply with Section 15(f) of the 1940 Act.

The Board has been advised that the parties to the Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Agreement, Trian and General

Catalyst, acting through Parent, have acknowledged Janus Henderson’s reliance upon the benefits and protections provided by Section 15(f) and have agreed to use reasonable best efforts after the Closing to conduct its business to cause the requirements of Section 15(f) to be met in respect of the Transaction.

Janus Henderson is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Portfolio as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus Henderson will take no action that would have the effect of imposing such an “unfair burden” on any Portfolio in connection with the Transaction. In furtherance thereof, Janus Henderson has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Portfolios’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Portfolios and the Trustees.

As a result of its review and consideration of the New Investment Advisory Agreements in connection with the Transaction, at a meeting on February 11, 2026, the Board voted unanimously to approve a New Investment Advisory Agreement for each Portfolio and to recommend such agreement to the Portfolios’ shareholders for their approval.

Shareholder Approval

To become effective with respect to a Portfolio, the New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Portfolio. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes (as are described further below) will have the same effect as shares voted against the Proposal.

An unfavorable vote on the Proposal by the shareholders of one Portfolio will not affect the implementation of the Proposal by another Portfolio if the Proposal is approved by the shareholders of that Portfolio. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of the New Advisory Agreement by shareholders of Janus Henderson advisory clients representing a specified percentage of Janus Henderson’s assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Portfolio vote FOR approval of the Portfolio’s New Advisory Agreement.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a contract owner of a variable annuity contract, Protective Life may request that you provide instruction on how to vote the shares you beneficially own. It is important to note that, in accordance with current law and interpretations, Protective Life votes all shares proportionately in accordance with the instructions they have received. In addition, Protective Life does not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of contract owners can determine the outcome of the vote. Protective Life can provide you with additional information.

One-third of the shares entitled to vote of each Portfolio shall constitute a quorum for the transaction of business by that Portfolio at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to the Proposal is described in greater detail below. In the event that the necessary quorum to transact business is not present or the vote required to approve the Proposal is not obtained at the Meeting with respect to each Portfolio, the chairperson of the Meeting may adjourn the Meeting one or more times to permit further solicitation of proxies.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Portfolio, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on the Proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or the Proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Approval of New Investment Advisory Agreement. Shareholders of each Portfolio will vote separately on the Proposal. To become effective with respect to a Portfolio, the New Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the applicable Portfolio. A 1940 Act Majority means the affirmative vote of the lesser of (i) 67% of the shares of the Portfolio entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present virtually or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon. The shares of each Portfolio will be counted using dollar-based voting. This means that each share of a Portfolio will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

An unfavorable vote on the Proposal by the shareholders of one Portfolio will not affect the implementation of the Proposal by another Portfolio if the Proposal is approved by the shareholders of that Portfolio. However, the Proposal will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson advisory clients representing a specified percentage of Janus Henderson’s assets under management.

Portfolio Share Ownership

The number of outstanding shares and net assets of each Portfolio, as of December 31, 2025, was as follows:

Portfolio	Total Number of Outstanding Shares	Net Assets
Protective Life Dynamic Allocation Series – Conservative Portfolio	3,399,311	$40,194,065.50
Protective Life Dynamic Allocation Series – Moderate Portfolio	52,414,202	$722,735,953.09
Protective Life Dynamic Allocation Series – Growth Portfolio	2,479,242	$34,465,531.94

Shares of each Portfolio are offered for purchase through a variable annuity contract of Protective Life. As of December 31, 2025, 100% of the outstanding shares of each Portfolio were owned by Protective Life Variable Annuity, Protective Life and Annuity Company, Birmingham, AL. The Shares held by the separate accounts of Protective Life, including Shares for which no voting instructions have been received, are typically voted by Protective Life in proportion to instructions received from contract owners. Since Protective Life’s separate accounts’ voting rights typically are passed through to contract owners, Protective Life may not exercise voting control over the shares held in those accounts.

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through Protective Life. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios.

Solicitation of Proxies

Janus Henderson Investors will pay the fees and expenses related to the Proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting. The Portfolios will not bear any fees or expenses arising out of the Transaction, including expenses associated with proxy solicitation.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Henderson Investors has engaged Alliance Advisors, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Portfolios, at an estimated cost of $5,448 plus any out-of-pocket expenses. Such expenses will be paid by Janus Henderson Investors. Among other things, Alliance Advisors will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Protective Life may be required to forward soliciting material to the beneficial owners of shares of a Portfolio and to obtain authorization for the execution of proxies. To the extent Janus Henderson or a Portfolio would have directly borne the expenses for those services, Janus Henderson will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Portfolio in light of the similar proposals being considered and voted on by the shareholders of each Portfolio. Certain other Janus Henderson funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Alliance Advisors. Authorization to permit Alliance Advisors to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Henderson Investors believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Alliance Advisors representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendation set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Alliance Advisors toll-free at 1-855-206-2347 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope mailed or provided to the shareholder, or attend the Meeting virtually. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Alliance Advisors toll-free at 1-855-206-2347. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting virtually and voting online. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the Proposal, as described in this Proxy Statement.

Shares Held by Accounts of Protective Life. Shares of the Portfolios may be held by certain separate accounts of Protective Life to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Protective Life may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to Protective Life, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

Shareholder Proposals for Subsequent Meetings

The Portfolios are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Trust Instrument and the Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Portfolio’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Portfolio shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Portfolio’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Portfolio of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Portfolio began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Portfolio’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Portfolio within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Portfolio begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Portfolios began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Portfolios has previously been sent to shareholders. The Portfolios provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Portfolios’ most recent annual reports and any more recent semiannual reports are available, without charge from your insurance company, by calling a Janus Henderson representative at 1-877-355-2687, via the Internet at janushenderson.com/clayton-street-trust, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Portfolios.

Please vote by Internet or telephone promptly, or complete, sign and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Nicholas Cherney

President and Chief Executive Officer of

Clayton Street Trust

APPENDIX LIST

Appendix A	–	Information Regarding Officers and Directors of Adviser
Appendix B	–	Fees Paid
Appendix C	–	Form of New Advisory Agreement

APPENDIX A

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER

Janus Henderson Investors US LLC(1)

Name	Janus Henderson Investors/Affiliated Entity Name	Position(s) with Janus Henderson Investors or Affiliated Entity
Chris Campbell	Janus Henderson Investors	Treasurer
Berg Crawford	Janus Henderson Investors	Chief Accounting Officer
Peter Falconer	Janus Henderson Investors	Assistant Secretary
Stephanie Grauerholz	Janus Henderson Investors	Deputy General Counsel
Karlene Lacy	Janus Henderson Investors	Global Head of Tax
Kristen Mariani	Janus Henderson Investors	Chief Compliance Officer
Michelle Rosenberg	Janus Henderson Investors	President, General Counsel and Secretary
Steven Saba	Janus Henderson Investors	Director, Corporate Accounting
Steven Schneider	Janus Henderson Investors	Assistant Secretary
Michael Schweitzer	Janus Henderson Investors	Head of North America Client Group
Greg R. Trinks	Janus Henderson Investors	Head of US Products

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Portfolios are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Portfolios	Title with the Adviser
Gregory R. Trinks	Interested Trustee	Head of US Product
Nicholas Cherney	President and Chief Executive Officer	Head of Innovation
Kristin Mariani	Vice President and Chief Compliance Officer	Head of Compliance, North America
Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	Head of U.S. Fund Administration
Cara Owen	Vice President, Secretary and Chief Legal Officer	Senior Legal Counsel
Ciaran Askin	Anti-Money Laundering Officer	Global Head of Financial Crime
Jay Mensah	Assistant Secretary	Legal Counsel
J. Tison Cory	Assistant Secretary	Senior Legal Manager
Dawn Cotton	Assistant Treasurer	Director – Head of Fund Oversight
Allen Welch	Assistant Treasurer	Director, Head of Fund Tax

A-1

APPENDIX B

FEES PAID

Portfolio	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver(1) (2)	Fees Paid to Janus Henderson Investors as Administrator	Distribution and/or Service Fees paid to Distributor(3)	Fees paid to Janus Henderson Services(4)
Protective Life Dynamic Allocation Series – Conservative Portfolio	12/31	$166,650	$78,446	$88,204	$2,399	$104,077	$41,662
Protective Life Dynamic Allocation Series – Moderate Portfolio	12/31	$2,840,823	—	$2,840,823	$39,282	$1,775,514	$710,206
Protective Life Dynamic Allocation Series – Growth Portfolio	12/31	$180,020	$81,135	$98,885	$2,623	$112,427	$45,005

(1)

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing/administrative fees payable pursuant to the Transfer Agency Agreement, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.55% at least until April 30, 2027. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

(2)

The Adviser has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange-traded funds (“ETFs”) with respect to the Portfolio’s investment in such affiliated ETF, less certain asset-based operating fees and expenses. The fee waiver agreement will remain in effect at least until April 30, 2027. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

(3)

Payments (substantially all of which the Distributor pays to broker-dealers and other services providers) cover activities including, but not limited to, advertising and literature, as well as prospectus preparation, printing, and mailing.

(4)	Amounts for certain Portfolios and/or share classes may include the reimbursement of administrative services fees by Janus Henderson Investors to the Portfolios.

B-1

APPENDIX C

FORM OF NEW ADVISORY AGREEMENT

CLAYTON STREET TRUST

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made June [ ], 2026 (“Effective Date”) between Clayton Street Trust, a Delaware statutory trust (the “Trust”), and Janus Henderson Investors US LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; each such fund created by the Trust is listed in Appendix A (each a “Fund” and together, the “Funds”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as the investment adviser to each Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to each Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to each Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to each Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of each Fund. Subject to the approval of the Trustees of the Trust (the “Trustees”) and, if required, the shareholders of each Fund, the Adviser is authorized to engage one or more sub advisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.

3. Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of each Fund. The Adviser is specifically authorized, on behalf of the Trust and each Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by the Adviser and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of each Fund, the Adviser shall generally monitor and report to Fund officers each Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of each Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of each Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

a.	To keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

b.

To furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

c.	To furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

d.	To compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.40% of the average daily closing asset value of each Fund (1/366 of 0.40% of the average daily closing net asset value of each Fund in a leap year). The fee shall be paid monthly.

6.  Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to each Fund’s operations without reimbursement from each Fund:

a.

Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

b.	Rental of offices of the Trust; and

c.	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Funds’ custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of each Fund, including, but not limited to, all costs involved in the registration or qualification of shares of each Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that the Adviser shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to the Adviser compensation for, or reimburse the Adviser for its expenses incurred in connection with, such services as the Adviser and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of each Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with each Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to each Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect for an initial two years from the Effective Date, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of each Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to the anniversary of the Effective Date of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of each Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to each Fund) between a Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of each Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15. Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that Adviser may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities, “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Agreement as of the date and year first above written.

JANUS HENDERSON INVESTORS US LLC	CLAYTON STREET TRUST

By:	By:
Berg Crawford	Jesper Nergaard
Chief Accounting Officer	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer

Appendix A

to the

Investment Advisory Agreement

(as of [   ])

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

EVERY VOTE IS IMPORTANT  CLAYTON STREET TRUST PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, sign and mail in the enclosed Business Reply Envelope VOTE DURING THE VIRTUAL MEETING on May 18, 2026 at 9:00 a.m. Mountain Time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting. Please detach at perforation before mailing. PROXY CARD CLAYTON STREET TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2026 This Proxy is solicited on behalf of the Trustees of Clayton Street Trust. The undersigned, revoking any previous proxies, hereby appoints Nicholas Cherney, Cara Owen, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares of the Portfolio(s) listed on the reverse side, each a series of Clayton Street Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) to be held in a virtual format on May 18, 2026 at 9:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting. By returning this proxy card, you are authorizing the persons named as proxies above to vote in their discretion on any matter that properly comes before the Meeting, including any adjournment(s) or postponement(s). Receipt of the Notice of Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of the Portfolio(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 JAN_35018_022426 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!   https://web.viewproxy.com/janushendersoncstdst/2026  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD  PORTFOLIOS  Protective Life Dynamic Allocation Series – Conservative Portfolio Protective Life Dynamic Allocation Series – Growth Portfolio Protective Life Dynamic Allocation Series – Moderate Portfolio     Please detach at perforation before mailing. When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “FOR” the Proposal set forth below. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X Proposal THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. 1. To approve a new investment advisory agreement between the Trust, on behalf of your Portfolio, and Janus Henderson Investors US LLC.      [GRAPHIC APPEARS HERE]Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box  Scanner bar code  xxxxxxxxxxxxxx    JAN 35018    xxxxxxxx     FOR    WITHHOLD FOR ALL ALL    ALL    EXCEPT